                                                                   EXHIBIT 10.10


                         THIRD AMENDMENT AND WAIVER TO
                               CREDIT AGREEMENT
                               ----------------


     This Third Amendment and Waiver to Credit Agreement (this "Third Amendment") is made as of May 25, 1999 by and between Law Office Information Systems, Inc., an Arkansas corporation (the "Borrower"), and Fleet National Bank, a national banking association (the "Bank").

     WHEREAS, the Borrower and the Bank are parties to a Credit Agreement dated as of August 20, 1998, as amended by a First Amendment to Credit Agreement dated as of December 31, 1998 and a Second Amendment and Waiver to Credit Agreement dated as of April 30, 1999 (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Bank amend the Credit Agreement to, among other things, (i) increase the amount of and extend the maturity date of a portion of the credit facilities, and (ii) modify certain financial covenants; and

     WHEREAS, the Bank is willing to amend the Credit Agreement, on the terms and subject to the conditions set forth in this Third Amendment;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. All references in the Credit Agreement to the "Agreement" shall from and after the date hereof mean the Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment and Waiver to Credit Agreement, and this Third Amendment.

     2. The term "Notes" as defined in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Notes" shall mean collectively, the Revolving Credit Note, the Equipment Line of Credit Note A, the Equipment Line of Credit Note B, the $500,000 SBLC Line of Credit Note, the $3,500,000 SBLC Line of Credit Term Note and all other notes which may be issued by the Borrower to the Bank pursuant to this Agreement, and all substitutions and replacements of any of the foregoing.

     3.   Sections 2.01, 2.02 and 2.03, and Exhibits 2.02(b), 2.03(b), and
                                            ----------------  -------
2.03(d) of the Credit Agreement are hereby amended by deleting said Sections and
-------
Exhibits in their entirety and substituting therefore the following new Sections 2.01, 2.02 and 2.03 and new Exhibits 2.02(b), 2.03(a), 2.03(b):
                            ----------------  -------  -------

     Section 2.01.  The Credit.
     ------------   ----------

     Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, the Bank hereby establishes a credit facility in favor of the Borrower in the maximum aggregate principal amount of $12,000,000 as set forth below (the "Credit"). The Credit shall consist of (i) a secured working capital revolving line of credit in the maximum principal amount of $2,500,000 (the "Revolving Credit"), (ii) a secured converting equipment line of credit in the maximum principal amount of $1,000,000 (the "Equipment Line of Credit A"), (iii) a secured converting equipment line of credit in the maximum principal amount of $1,500,000 (the "Equipment Line of Credit B"), and (iv) a secured converting SBLC line of credit in the maximum principal amount of $7,000,000 (the "SBLC Line of Credit").

     Section 2.02.  The Revolving Credit.
     ------------   --------------------

     (a)  General Terms. Subject to the terms and conditions hereof and provided
          -------------
that no Default or Event of Default has occurred and is continuing, the Borrower may, from time to time from the date hereof through June 1, 2000 (the "Revolving Credit Maturity Date") borrow and reborrow from the Bank, and the Bank shall advance funds to the Borrower as requested pursuant to Section 2.02(e) (a "Revolving Credit Advance" and collectively, the "Revolving Credit Advances"); provided, however, that the aggregate of all Revolving Credit Advances outstanding at any time shall not exceed the lesser of (i) $2,500,000 or (ii) the "Borrowing Base" (the "Maximum Revolving Credit").

     The Borrowing Base shall equal the sum of (i) 80% of Qualified Accounts (as hereinafter defined), plus (ii) 80% of the Net Present Value of Electronic Funds Transfer Receivables (as hereinafter defined).

     "Qualified Accounts" (without any duplication of any accounts falling within the definition of Net Present Value of Electronic Funds Transfer Receivables) shall mean all accounts of the Borrower arising in the ordinary course of business (i) in which the Bank has a perfected security interest; (ii) which are not with respect to sales or services to a supplier, employee, shareholder, Subsidiary or Affiliate of the Borrower, or to the United States of America or any agency thereof, or to an account debtor located outside of the United States of America; (iii) which are not on account of consigned goods;
(iv) which are not with respect to accounts of account debtors of the Borrower who have any accounts or portions thereof evidenced by a promissory note; (v) which are accounts billed in a manner consistent with past business practices of the Borrower and not more than 90 days due from the date of issuance of the invoice; (vi) which are not subject to any dispute, setoff, finance charge, credit, allowance or adjustment by the account debtor; and (vii) which the Bank has not otherwise determined to be unsatisfactory.

     "Net Present Value of Electronic Funds Transfer Receivables" shall mean all accounts receivable of the Borrower relating to electronic funds monthly transfer arrangements between the Borrower and its customers and subscribers that are due within one year of the date of determination of the relevant Borrowing Base, discounted to net present value using a discount rate equal to the rate of interest applicable to Revolving Credit Advances (as provided in Section 2.02(d)) as of the date of determination of the relevant Borrowing Base.

     The Borrower shall furnish to the Bank not later than fifteen (15) days following the end of each monthly accounting period a Borrowing Base Certificate in the form of Exhibit 2.02(a) attached hereto, completed and signed by the
               ---------------
Borrower's chief financial officer. The Borrowing Base shown on such certificate shall be as of the last day of said monthly accounting period. If a Borrowing Base Certificate is not delivered within the specified period the Bank shall not be obligated to make further Revolving Credit Advances until a Borrowing Base Certificate as of the most recent month ended is delivered.

     (b)  The Revolving Credit Note. All amounts owed by the Borrower with
          -------------------------
respect to Revolving Credit Advances shall be evidenced by a revolving credit note in the principal amount of $2,500,000, dated the date hereof in the form attached hereto as Exhibit 2.02(b) (the "Revolving Credit Note").
                   ---------------

     (c)  Revolving Credit Payment. Revolving Credit Advances may be repaid at
          ------------------------
any time. The aggregate of all Revolving Credit Advances shall not at any time exceed the Maximum Revolving Credit. If at any time the aggregates outstanding Revolving Credit Advances exceeds the Maximum Revolving Credit, then the Borrower shall immediately pay such excess to the Bank, and the Bank may, without prior notice to the Borrower, charge any of Borrower's accounts with the Bank in order to effect such payment.

     (d)  Interest. Revolving Credit Advances made by the Bank shall bear
          --------
interest prior to the occurrence of an Event of Default or maturity (computed on the basis of actual number of days elapsed over a 360-day year) on the unpaid principal balance outstanding from time to time at a fluctuating rate per annum equal to the aggregate of (i) the Prime Rate, plus (ii) one-half of one percent (0.50%). From and after the occurrence and during the continuation of an Event of Default or maturity (whether by demand, acceleration or otherwise), the unpaid principal balance of the Revolving Credit shall bear interest at a fluctuating rate per annum equal to four percent (4%) above the rate of interest otherwise payable with respect to the Revolving Credit. Interest shall be payable monthly in arrears on the first day of the next succeeding month commencing September 1, 1998. The effective rate of interest shall change on each date on which the Prime Rate shall change.

     (e)  Requests for Advances. Each Revolving Credit Advance shall be made on
          ---------------------
the day on which the Bank receives notice from the Borrower or, if such day is not a Banking Day, on the next succeeding Banking Day, provided the Bank receives notice from the Borrower prior to 11:00 a.m. Boston time on such Banking Day. Each request for a Revolving Credit Advance shall be made to the Bank in writing (including by facsimile) or by telephone by a duly authorized representative of the Borrower, and the Bank may rely upon any telephone request which it reasonably believes is made by such a representative. The Borrower agrees to indemnify and hold the Bank harmless for any action, including the making of Revolving Credit Advances hereunder, or loss or expense, taken or incurred by the Bank in good faith reliance upon such telephone request. At the time of the initial request for a Revolving Credit Advance made under this Section 2.02(e), the Borrower shall have provided the Bank with a Compliance Certificate in the form required by Section 5.09 hereof. The Borrower hereby agrees (i) that the Bank shall be entitled to rely upon the most recent Compliance Certificate in its possession until it is superseded by another Compliance Certificate, and (ii) that each request for a Revolving Credit Advance, whether by telephone or in writing or otherwise, shall constitute a confirmation of the representations and warranties contained in the most recent Compliance Certificate then in the Bank's possession.

     (f)  Payment Upon Revolving Credit Maturity Date. The Revolving Credit
          -------------------------------------------
shall expire on the Revolving Credit Maturity Date and all Revolving Credit Advances then outstanding shall be due and payable on the Revolving Credit Maturity Date together with all accrued and unpaid interest thereon and any other amounts then due.

     Section 2.03.  The Equipment Lines of Credit.
     ------------   -----------------------------

     (a)  Equipment Line of Credit A. Subject to the terms and conditions hereof
          --------------------------
and provided that no Default or Event of Default has occurred and is continuing, the Borrower may, from time to time from the date hereof up to June 30, 1999 (the "Equipment Line of Credit A Conversion Date") borrow from the Bank, and the Bank shall advance funds to the Borrower as requested pursuant to Section 2.03(f) (each, an "Equipment Line of Credit A Advance" and collectively, the "Equipment Line of Credit A Advances"); provided, however, that the aggregate of all outstanding Equipment Line of Credit A Advances shall at no time exceed $1,000,000 (the "Maximum Equipment Line of Credit A Amount"). The Borrower may not reborrow Equipment Line of Credit A Advances once repaid and to the extent that some portion of the Equipment Line of Credit A is not borrowed prior to the Equipment Line of Credit A Conversion Date, the Borrower shall have no further right to borrow Equipment Line of Credit A Advances under this Section 2.03(a). Each Equipment Line of Credit A Advance shall be an amount up to 80% of the Borrower's net invoice cost (purchase price less taxes, trade-ins, discounts freight charges, insurance, software, installation or similar items) of "Qualified Equipment" (as defined in Section 2.03(f)), to be purchased with proceeds of such Equipment Line of Credit A Advance.

     (b)  Equipment Line of Credit B. Subject to the terms and conditions hereof
          --------------------------
and provided that no Default or Event of Default has occurred and is continuing, the Borrower may, from time to time from the date hereof up to June 1, 2000 (the "Equipment Line of Credit B Conversion Date") borrow from the Bank, and the Bank shall advance funds to the Borrower as requested pursuant to Section 2.03(f) (each, an "Equipment Line of Credit B Advance" and collectively, the "Equipment Line of Credit B Advances"); provided, however, that the aggregate of all outstanding Equipment Line of Credit B Advances shall at no time exceed $1,500,000 (the "Maximum Equipment Line of Credit B Amount"). The Borrower may not reborrow Equipment Line of Credit

B Advances once repaid and to the extent that some portion of the Equipment Line of Credit B is not borrowed prior to the Equipment Line of Credit B Conversion Date, the Borrower shall have no further right to borrow Equipment Line of Credit B Advances under this Section 2.03(b). Each Equipment Line of Credit B Advance shall be an amount up to 80% of the Borrower's net invoice cost (purchase price less taxes, trade-ins, discounts freight charges, insurance, software, installation or similar items) of "Qualified Equipment" (as defined in
Section 2.03(f)), to be purchased with proceeds of such Equipment Line of Credit B Advance.

     (c)  The Equipment Lines of Credit Notes and Payments. All amounts owed by
          ------------------------------------------------
the Borrower with respect to the Equipment Line of Credit A Advances shall be evidenced by a converting equipment line of credit note in the original principal amount of $1,000,000 in the form attached hereto as Exhibit 2.03(a)
                                                              ---------------
(the "Equipment Line of Credit A Note"). All amounts owed by the Borrower with respect to the Equipment Line of Credit B Advances shall be evidenced by a converting equipment line of credit note in the original principal amount of $1,500,000 in the form attached hereto as Exhibit 2.03(b) (the "Equipment Line
                                          ---------------
of Credit B Note"). If at any time the aggregate outstanding amount of Equipment Line of Credit A Advances exceeds the Maximum Equipment Line of Credit A Amount, then the Borrower shall immediately pay such excess to the Bank, and the Bank may, without prior notice to the Borrower, charge any of Borrower's accounts with the Bank in order to effect such payment. If at any time the aggregate outstanding amount of Equipment Line of Credit B Advances exceeds the Maximum Equipment Line of Credit B Amount, then the Borrower shall immediately pay such excess to the Bank, and the Bank may, without prior notice to the Borrower, charge any of Borrower's accounts with the Bank in order to effect such payment.

     (d)  Conversion of Equipment Lines of Credit.
          ---------------------------------------

          (i) On the Equipment Line of Credit A Conversion Date, the aggregate outstanding Equipment Line of Credit A Advances as of such date shall automatically be converted to a term loan (the "Equipment Line of Credit A Term Loan") in the principal amount of the outstanding Equipment Line of Credit A Advances as of the Equipment Line of Credit A Conversion Date. The Equipment Line of Credit A Term Loan shall continue to be evidenced by the Equipment Line of Credit A Note, and, unless the Bank shall otherwise request, no further promissory note shall be required to evidence the Equipment Line of Credit A Term Loan. The conversion of Equipment Line of Credit A Advances into the Equipment Line of Credit A Term Loan shall not constitute a prepayment of such Equipment Line of Credit A Advances. Unless sooner prepaid pursuant to Section 2.09 or accelerated pursuant to Article VI hereof, the Borrower shall repay the principal of Equipment Line of Credit A Term Loan in thirty-five (35) equal monthly installments of an amount equal to 2.778% of the original principal amount of Equipment Line of Credit Term Note A, payable on the first day of each month commencing on July 1, 1999, with a final installment in the amount of the entire unpaid balance of Equipment Line of Credit Term Note A (including principal, all accrued but unpaid interest and any other amounts then due) due and payable on June 1, 2002.

          (ii) On the Equipment Line of Credit B Conversion Date, the aggregate outstanding Equipment Line of Credit B Advances as of such date shall automatically be converted to a term loan (the "Equipment Line of Credit B Term Loan") in the principal amount of the outstanding Equipment Line of Credit B Advances as of the Equipment Line of Credit B Conversion Date. The Equipment Line of Credit B Term Loan shall continue to be evidenced by the Equipment Line of Credit B Note, and, unless the Bank shall otherwise request, no further promissory note shall be required to evidence the Equipment Line of Credit B Term Loan. The conversion of Equipment Line of Credit B Advances into the Equipment Line of Credit B Term Loan shall not constitute a prepayment of such Equipment Line of Credit B Advances. Unless sooner prepaid pursuant to Section 2.09 or accelerated pursuant to Article VI hereof, the Borrower shall repay the principal of Equipment Line of Credit B Term Loan in thirty-five (35) equal monthly installments of an amount equal to 2.778% of the original principal amount of Equipment Line of Credit Term Note B, payable on the first day of each month commencing on July 1, 2000, with a final installment in the amount of the entire unpaid balance of Equipment Line of Credit Term Note B (including principal, all accrued but unpaid interest and any other amounts then due) due and payable on June 1, 2003.

     (e)  Interest. All Equipment Line of Credit A Advances and Equipment Line
          --------
of Credit B Advances (collectively, "Equipment Line of Credit Advances) made by the Bank, and the unpaid principal balance of the Equipment Line of Credit A Term Loan and of the Equipment Line of Credit B Term Loan (including, without duplication, all amounts from time to time outstanding under the Equipment Line of Credit A Note and under the Equipment Line of Credit B Note (collectively, the "Equipment Line of Credit Notes")) shall bear interest prior to the occurrence of an Event of Default or maturity (computed on the basis of actual number of days elapsed over a 360-day year) on the unpaid principal balance outstanding from time to time (without duplication) at a fluctuating rate per annum equal to the aggregate of (i) the Prime Rate, plus (ii) one and one-half percent (1.5%). From and after the occurrence and during the continuation of an Event of Default or maturity (whether by demand, acceleration or otherwise), the unpaid principal balance of the Equipment Line of Credit Advances and the unpaid principal balance of the Equipment Line of Credit Term Loans(including, without duplication, amounts outstanding under Equipment Line of Credit Notes) shall bear interest at a fluctuating rate per annum equal to four percent (4%) above the rate of interest otherwise payable with respect to the Equipment Line of Credit Advances and Equipment Line of Credit Term Loans. Interest shall be payable monthly in arrears on the first day of the next succeeding month commencing September 1, 1998. The effective rate of interest shall change on each date on which the Prime Rate shall change.

     (f)  Requests for Advances. Subject to the conditions of Section 2.03(a),
          ---------------------
each Equipment Line of Credit Advance shall be made on a Banking Day on notice given by the Borrower to the Bank prior to 11:00 a.m. Boston time on the date three (3) days prior to the date of the proposed borrowing. Each request for an Equipment Line of Credit Advance shall be made to the Bank in writing (including by facsimile) or by telephone by a duly authorized representative of the Borrower, and the Bank may rely upon any telephone request which it reasonably believes is made by such a representative, and shall specify (i) the requested date of such Equipment Line of Credit Advance, and (ii) the amount of such Equipment Line of Credit Advance (which must be a minimum of $100,000). The Borrower agrees to indemnify and hold the Bank harmless for any action, including the making of Equipment Line of Credit Advances hereunder, or loss or expense, taken or incurred by the Bank in good faith reliance upon such telephone request. At the time of the initial request for a Equipment Line of Credit Advance made under this Section 2.03(f), the Borrower shall have provided the Bank with a Compliance Certificate in the form required by Section 5.09(c) hereof. The Borrower hereby agrees (i) that the Bank shall be entitled to rely upon the most recent Compliance Certificate in its possession until it is superseded by another Compliance Certificate, and
     (ii) that each request for a Equipment Line of Credit Advance, whether by telephone or in writing or otherwise, shall constitute a confirmation of the representations and warranties contained in the most recent Compliance Certificate then in the Bank's possession. Notwithstanding the foregoing, each Equipment Line of Credit Advance shall be subject to the prior satisfactory review by the Bank, in its sole discretion, of the equipment to be purchased by such Equipment Line of Credit Advance. Each notice of Equipment Line of Credit Advance shall be accompanied by all invoices for the purchase of such equipment (which invoices shall be dated not more than ninety (90) days prior to the date of delivery of such invoices to the
     Bank) and a certificate signed by the Borrower in the form of Exhibit
                                                                   -------
     2.03(f) attached hereto, certifying that (a) the equipment has been
     -------
     delivered to the Borrower, (b) the Borrower has paid, or will pay with the requested Equipment Line of Credit Advance, the full purchase price, and
     (c) the equipment meets the definition of "Qualified Equipment."

          "Qualified Equipment" means equipment utilized in the conduct of the Borrower's business which is: (i) in good working order and condition;
     (ii) located at place of business of the Borrower which has been identified to the Bank; (iii) subject to first priority security interest in favor of the Bank; (iv) upon payment in full thereof, owned by the Borrower free and clear of any lien, security interest, claim or other encumbrance except those in favor of the Bank; and (v) has not otherwise been designated by the Bank in its discretion as unacceptable for any reason.


     4. Section 2.04(a) of the Credit Agreement is hereby amended by changing all references in Section 2.04(a) to the date "June 30, 1999" to "June 1, 2000".

     5. Section 2.06 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting therefore the following new
Section 2.06:

          Section 2.06.  Method of Payment.
          ------------   -----------------

          All payments and prepayments of principal and interest due under the Notes and of fees due hereunder shall be made by the Borrower to the Bank in lawful money of the United States in immediately available funds. Payments received by the Bank after 11:00 a.m. Boston time shall be deemed received on the next succeeding Banking Day. All payments of principal, interest or fees to be made to the Bank may be effected by the Bank debiting accounts of the Borrower with the Bank. If a Default or Event of Default has occurred and is continuing, all payments and prepayments made by the Borrower to the Bank hereunder shall apply first to all outstanding fees and expenses of the Bank, second to pay all interest and fees due in respect of the Notes and the L/C's, third to pay all principal due under the SBLC Line of Credit Note, fourth to pay all principal due under the SBLC Line of Credit Term Note, fifth to pay all principal due under the Revolving Credit Note, sixth to pay all principal due under the Equipment Line of Credit Notes, and seventh toward any reimbursement obligations of the Borrower to the Bank in respect of L/C's.

     6. Sections 2.08(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting therefore the following new Section 2.08(b):

          (b)  The Revolving Credit Commitment Fee.  The Borrower shall pay the
               -----------------------------------
     Bank a commitment fee with respect to the Revolving Credit quarterly in advance on the first day of each fiscal quarter, commencing July 1, 1999 in the amount of $6,250.

     7. Section 2.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting therefore the following new
Section 2.09:

          Section 2.09.  Prepayment.
          ------------   ----------

          The Notes may be prepaid in whole or in part at any time without premium or penalty.

     8. Sections 5.22 of the Credit Agreement is hereby amended by deleting said Section 5.22 in its entirety and substituting therefore the following new Section 5.22:

          Section 5.22.  Compensation of Certain Officers.
          ------------   --------------------------------

          The aggregate Compensation paid by the Borrower to Kyle D. Parker during any fiscal year shall not exceed $300,000.

          "Compensation" shall mean all sums paid by the Borrower to such individual as salary, bonus, benefits, fees, draw, reimbursements, dividends, deferred compensation or other renumeration.

     9.   Sections 5.27, 5.28, 5.29, 5.30, 5.31 and 5.32 of the Credit
Agreement are hereby amended by deleting said Sections in their entirety and substituting therefore the following new Sections 5.27, 5.28, 5.29, 5.30, 5.31 and 5.32:

          Section 5.27.  Capital Expenditures.
          ------------   --------------------

          The Borrower and its Subsidiaries shall not make or incur Capital Expenditures in an aggregate amount in excess of $3,000,000 in fiscal year 1999, and $1,500,000 in any fiscal year thereafter.

          "Capital Expenditures" shall mean expenditures which are properly chargeable to capital account under generally accepted accounting principals (including leases which are capitalized).

          Section 5.28.  Minimum Annual Revenue.
          ------------   ----------------------

          The consolidated revenues of the Borrower and its Subsidiaries shall not be less than the amounts set forth below as of the end of each fiscal period set forth below:

          Fiscal Period                           Minimum Annual Revenue
          -------------                           ----------------------
     January 1, 1999 to December 31, 1999               $ 8,500,000
     January 1, 2000 to December 31, 2000               $25,000,000
     January 1, 2001 to December 31, 2001               $50,000,000

          Section 5.29.  Minimum Quick Ratio.
          ------------   -------------------

          At the end of each fiscal quarter set forth below, the Ratio of (a) consolidated Adjusted Current Assets to (b) consolidated Adjusted Current Liabilities shall not be less than the Minimum Ratios set forth below:

          Fiscal Quarter Ending                        Minimum Ratio
          ---------------------                        -------------
          June 30, 1999                                  1.75:1.00
          September 30, 1999                             1.50:1.00
          December 31, 1999                              1.75:1.00
          Each Fiscal Quarter Thereafter                 1.75:1.00

          "Adjusted Current Assets" shall mean, as of any date of determination, the sum of (i) cash and cash equivalents, (ii) the Maximum Cumulative Liability (as defined under the CRL Guaranty) plus the amount of the CRL Subordinated Creditors' aggregate unfunded commitment obligations under
     Section 2.02(c) of the CRL Purchase Agreement and (iii) Net Accounts Receivable.

          "Adjusted Current Liabilities" shall mean, as of any date of determination, (i) current liabilities (as determined in accordance with generally accepted accounting principles consistently applied) less (ii) Deferred Revenue.

          "Net Accounts Receivable" shall mean, as of any date of determination, the consolidated accounts receivable of the Borrower less all applicable reserves (in each case, as determined in accordance with generally accepted accounting principles consistently applied).

          "Deferred Revenue" shall mean all liabilities of the Borrower under subscription contracts, which under generally accepted accounting principles consistently applied are recorded as deferred revenues.

          Section 5.30.  Minimum Tangible Capital Base.
          ------------   -----------------------------

          At the end of each fiscal quarter set forth below, the Tangible Capital Base of the Borrower shall not be less than the amounts set forth below:

          Fiscal Quarter Ending                Minimum Tangible Capital Base
          ---------------------                -----------------------------
          June 30, 1999                                  $11,000,000
          September 30, 1999                             $ 8,000,000
          December 31, 1999                              $ 6,000,000
          Each Fiscal Quarter Thereafter                 $ 4,000,000

          "Tangible Capital Base" shall mean, as of any date of determination, the sum of (i) Stockholders' Equity (as determined in accordance with generally accepted accounting principles consistently applied), (ii) Subordinated Debt and (iii) the Maximum Cumulative Liability (as defined under the CRL Guaranty) plus the amount of the CRL Subordinated Creditors' aggregate unfunded commitment obligations under Section 2.02(c) of the CRL Purchase Agreement less Net Intangible Assets, provided, however, that the database assets, to the extent under generally accepted accounting principles they are included as net intangible assets, shall not be included as Net Intangible Assets.

          "Subordinated Debt" shall mean all debt of the Borrower and its Subsidiaries owed to any entity other than the Bank which is expressly subordinated and made junior to the payment and performance of the obligations of the Borrower and its Subsidiaries to the Bank, on terms and conditions satisfactory to the Bank.

          "Net Intangible Assets" shall mean the total book value of all assets of the Borrower and its Subsidiaries which would be treated as intangible assets under generally accepted accounting principles, including without limitation, such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and right with respect to the foregoing.

          Section 5.31.  Cash Flow Coverage and Leverage Ratios
          ------------   --------------------------------------

          (a)  Cash Flow Coverage Ratio.  At the end of each fiscal quarter
               ------------------------
     commencing with the fiscal quarter ending December 31, 2000, the ratio of
     (a) consolidated EBITDA of the Borrower and its Subsidiaries for the period of twelve (12) consecutive months ending at the end of such fiscal quarter, to (b) consolidated Debt Service of the Borrower and its Subsidiaries as of the end of such fiscal quarter, shall not be less than 1.00:1.00.

          "Debt Service" shall mean, as of any date of determination, the sum of
     (i) consolidated interest expense of the Borrower and its Subsidiaries for the period of twelve (12) consecutive months ending on such date, plus (ii) scheduled principal payments on long term debt (including, without limitation, all indebtedness of the Borrower to the Bank) to be made during the period of twelve (12) consecutive months following such date of determination.

          "EBITDA" shall mean, as of any date of determination, the sum of the consolidated pre-tax earnings of Borrower and its Subsidiaries, plus to the extent deducted in calculating pre-tax earnings, consolidated depreciation, amortization and interest expense of the Borrower and its Subsidiaries for the period of twelve (12) consecutive months ending on such date.

          (b)  Leverage Ratio. At the end of each fiscal quarter commencing with
               --------------
     the fiscal quarter ending December 31, 2000, the ratio of (a) the outstanding principal amount of indebtedness for borrowed money (including capital leases) of the Borrower and its Subsidiaries as of the end of each fiscal quarter, to (b) consolidated EBITDA of the Borrower and its Subsidiaries for the period of twelve (12) consecutive months ending at the end of such fiscal quarter, shall not be greater than 3.00:1.00.

          Section 5.32.  Maximum Quarterly Net Losses.
          ------------   ----------------------------

          The consolidated net loss of the Borrower and its Subsidiaries for each fiscal quarter set forth below shall not exceed the maximum loss amounts (designated in parentheses) set forth below:

          Fiscal Quarter Ending                   Maximum Loss Amount
          ---------------------                   -------------------
          June 30, 1999                                ($4,100,000)
          September 30, 1999                           ($4,600,000)
          December 31, 1999                            ($3,900,000)
          Each Fiscal Quarter Thereafter               ($3,000,000)

     10. Section (a) of Article VI of the Credit Agreement is hereby amended by deleting said Section (a) in its entirety and substituting therefore the following new Section (a):

          (a) non-payment of principal of any of the Notes when due or failure to reimburse the Bank for any amounts drawn under any L/C when due;

     11. The Borrower has indicated to the Bank that as of March 31, 1999, the Borrower was not in compliance with the financial covenants set forth in Sections 5.28 through 5.32 of the Credit Agreement (as in effect prior to the amendments to said sections set forth in this Third Amendment). Based upon the representations and warranties of the Borrower set forth herein, and subject to the terms and conditions of this Third Amendment, the Bank hereby waives the Events of Default resulting from the Borrower's failure to comply with the financial covenants set forth in Sections 5.28 through 5.32 of the Credit Agreement (as in effect prior to the amendments to said sections set forth in this Third Amendment) as at March 31, 1999. The foregoing waiver shall apply only to those specific Sections of the Credit Agreement referenced above (as in effect prior to the amendments to said sections set forth in this Third Amendment) and only as of March 31, 1999, and nothing herein shall be deemed to constitute an amendment, modification or waiver of any other covenant set forth in the Credit Agreement (including, without limitation, the Borrower's obligations under Section 5.27 through 5.32 of the Credit Agreement (as amended by this Third Amendment).

     12. The Borrower hereby represents and warrants that attached hereto are new Schedules 3.01, 3.08, 3.12 and 3.13 to the Credit Agreement, which Schedules have been revised and updated and are true and accurate as of the date hereof after giving effect to the transactions contemplated by this Third Amendment. The Borrower further represents and warrants that after giving effect to this Third Amendment, (a) all representations and warranties made by the Borrower in the Credit Agreement and the Security Documents are true and correct as of the date hereof (except for those representations which relate to a specific date which are true and correct on such date), and (b) the Borrower has performed and complied with all covenants and agreements required to be performed and complied with by it under the Credit Agreement and the Security Documents.

     13. Except as amended by this Third Amendment, all provisions of the Credit Agreement, the Security Documents and all other documents referred to therein shall remain in full force and effect after giving effect to this Third Amendment.

     14. The Obligations (as defined in the Security Documents executed and delivered by the Borrower and the Guarantor) of Borrower and the Guarantor to the Bank secured by its respective Security Documents shall be deemed to include any and all additional obligations of the respective parties created by the terms of this Third Amendment. The Borrower hereby grants in favor of the Bank, and confirms its prior grant in favor of the Bank, pursuant to the Security Documents, of security interests in substantially all of the Borrower's property and assets as security for the prompt payment and performance of all of the Obligations, including, without limitation, all obligations of the Borrower under this Third Amendment.

     15. Except as otherwise expressly set forth in paragraph 8 of this Third Amendment, the execution of this Third Amendment does not constitute a waiver by the Bank of, and does not in any way relieve the Borrower from any liability caused by, any breaches or defaults by the Borrower prior to the date hereof of any representations, warranties and covenants (including any financial covenants) contained in, the Credit Agreement, and the Bank expressly reserves any and all rights and remedies it may have in connection therewith or with respect thereto.

     16. The amendments and waiver set forth in this Third Amendment shall not be effective, and the Bank shall not be obligated to make any additional loans or advances or to issue any additional L/C's under the Credit Agreement, or otherwise amend, modify or alter the Credit Agreement unless and until all of the following conditions shall have been fulfilled or waived by the Bank:

          (a)  Execution of Notes.  The Borrower shall have executed and
               ------------------
     delivered to the Bank the new Revolving Credit Note, Equipment Line of Credit A Note, and the Equipment Line of Credit B Note, in each case in the form attached to this Third Amendment.

          (b)  Equity Financing.  The Borrower shall have received net cash
               ----------------
     proceeds of approximately $10,000,000 from the issuance and sale by the Borrower of additional equity securities to Capital Resource Lenders III, L.P., Sandler Capital Partners IV, L.P., Sandler Capital Partners IV, FTE, L.P., Mark Beyland and Exeter Capital Partners IV, L.P., on terms and conditions reasonably satisfactory to the Bank.

          (c)  Officer's Certificate for Borrower.  The Borrower shall have
               ----------------------------------
     delivered to the Bank a certificate with attached corporate resolutions authorizing the transactions contemplated by this Third Amendment.

          (d)  Legal Opinion of Borrower's Counsel. The Bank shall have received
               -----------------------------------
     the written opinion of counsel for the Borrower, in form and substance satisfactory to the Bank and its special counsel, with respect to the transactions contemplated by this Third Amendment.

          (e)  Acknowledgment by Guarantor.  Capital Resource Lenders III, L.P.,
               ---------------------------
     the Guarantor under that certain Limited Guaranty dated as of August 20, 1998, shall have acknowledged in writing that the Limited Guaranty shall remain in full force and effect after giving effect to this Third Amendment.

          (f)  Acknowledgment of Purchasers under the Subordinated Note and
               ------------------------------------------------------------
     Securities Purchase Agreement and under the Subordination and Intercreditor
     ---------------------------------------------------------------------------
     Agreement.  Capital Resources Lenders III, L.P., CRP Investment Partners
     ---------
     III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997, as amended (as so amended, the "Purchase Agreement") and under that certain Subordination and Intercreditor Agreement dated as of August 20, 1998 (the "Subordination and Intercreditor Agreement"), shall have acknowledged in writing that the Purchase Agreement and the Subordination and Intercreditor Agreement shall remain in full force and effect after giving effect to this

     Third Amendment, all references in the Purchase Agreement and the Subordination and Intercreditor Agreement to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Third Amendment, and all references in the Purchase Agreement to the CRL III Guaranty shall be deemed to refer to the Limited Guaranty referred to in paragraph 13(e) of this Third Amendment, after giving effect to this Third Amendment.

          (g)  Bank Fees. The Borrower shall have paid to the Bank (i) a $15,000
               ---------
     closing fee in consideration of the establishment by the Bank of the new $1,500,000 Equipment Line of Credit B, and (ii) a $1,667 adjustment fee in consideration of the $1,000,000 increase by the Bank in the amount of the Revolving Credit.

     17. The Borrower represents and warrants to the Bank that the Borrower has full power and authority and has taken all required corporate and other action necessary to permit it to execute and deliver and perform all of its obligations contained in this Third Amendment, and to borrow under the Credit Agreement, and none of such actions will violate any provision of law applicable to, or of the charter or by-laws of, the Borrower, or result in the breach of or constitute a default under any agreement or instrument to which the Borrower is a party or by which it is bound. This Third Amendment has been duly authorized and validly executed and is the valid and binding obligation of the Borrower enforceable in accordance with its respective terms. Neither the execution or delivery by the Borrower of this Third Amendment nor the performance by the Borrower of its obligations under this Third Amendment, the Credit Agreement or the Security Documents, requires the consent, approval or authorization of any person or governmental authority.

     18. Promptly upon receipt of an invoice therefor, the Borrower will pay all legal fees of the Bank's counsel in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                        LAW OFFICE INFORMATION SYSTEMS, INC.

                                            /s/ Kyle D. Parker
                                        By:_________________________________
                                           Name:  Kyle D. Parker
                                           Title: President


                                        FLEET NATIONAL BANK

                                           /s/ Scott D. Weetlock
                                        By:_________________________________
                                           Name:  Scott D. Weetlock
                                           Title: Vice President, High
                                                  Technology Division

                          ACKNOWLEDGMENT OF GUARANTOR
                          ---------------------------


     The undersigned, Capital Resource Lenders III, L.P., the Guarantor under that certain Limited Guaranty dated as of August 20, 1998, hereby acknowledges that such Limited Guaranty remains in full force and effect after giving effect to the foregoing Third Amendment and Waiver to Credit Agreement.


Dated: May __, 1999                CAPITAL RESOURCE LENDERS III, L.P.

                                   By: Capital Resource Partners III, L.L.C.,
                                         its general partner


                                   By:________________________________________
                                   Name:
                                   Title:

                         ACKNOWLEDGMENT OF PURCHASERS
                         ----------------------------


     The undersigned, Capital Resources Lenders III, L.P., CRP Investment Partners III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997, as amended (as so amended, the "Purchase Agreement"), and under that certain Subordination and Intercreditor Agreement dated as of August 20, 1998 (the "Subordination and Intercreditor Agreement"), hereby acknowledge that the Purchase Agreement and the Subordination and Intercreditor Agreement remain in full force and effect after giving effect to the foregoing Third Amendment and Waiver to Credit Agreement, all references in the Purchase Agreement and the Subordination and Intercreditor Agreement to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by the foregoing Third Amendment and Waiver to Credit Agreement, and all references in the Purchase Agreement to the CRL III Guaranty shall be deemed to refer to the Limited Guaranty dated as of August 20, 1998 from Capital Resource Lenders III, L.P. in favor of the Bank, after giving effect to the foregoing Third Amendment and Waiver to Credit Agreement.

Dated: May __, 1999                CAPITAL RESOURCE LENDERS III, L.P.

                                   By: Capital Resource Partners III, L.L.C.,
                                         its general partner


                                   By:_______________________________________
                                      Name:
                                      Title:


Dated: May __, 1999                CRP INVESTMENT PARTNERS III, L.L.C.


                                   By:_______________________________________
                                      Name:
                                      Title:


Dated: May __, 1999                __________________________________________
                                   Rowland Moriarty